                                                                Exhibit 10.28
29-3854-25 (8/89) CORPORATE WHOLE LIFE POLICY II WITH ADDITIONAL PROTECTION I/R 4400.00

THIS IS A REPRESENTATIVE SAMPLE OF NORTHWESTERN MUTUAL LIFE'S NN SERIES CORPORATE WHOLE LIFE POLICY II WITH ADDITIONAL PROTECTION. POLICY BENEFITS AND WORDING MAY VARY TO COMPLY WITH STATE REGULATIONS.

================================================================================

                                       The Northwestern Mutual Life Insurance
                                       Company agrees to pay the benefits
                                       provided in this policy, subject to its
                                       terms and conditions.  Signed at
                                       Milwaukee, Wisconsin on the Date of
                                       Issue.


                                         PRESIDENT AND C.E.O.       SECRETARY

SPECIMEN COPY
                                       CORPORATE WHOLE LIFE POLICY II
                                       WITH ADDITIONAL PROTECTION

                                       ELIGIBLE FOR ANNUAL DIVIDENDS.

                                       Basic Amount plus Additional Protection
                                       payable on death of Insured.  Premiums
                                       payable for period shown on page 3.



                                       RIGHT TO RETURN POLICY -- Please read
                                       this policy carefully.  The policy may
                                       be returned by the Owner for any reason
                                       within ten days after it was received.
                                       The policy may be returned to your agent or to the Home Office of the Company at 720 East Wisconsin Avenue, Milwaukee,
                                       WI 53202.  If returned, the policy will
                                       be considered void from the beginning.
                                       Any premium paid will then be returned.



                                       NN.21



                                       [NORTHWESTERN MUTUAL LIFE LOGO]

================================================================================


INSURED         JOHN J DOE                  AGE AND SEX             35    MALE

POLICY DATE     AUGUST 1, 1987              POLICY NUMBER            2 000 021

PLAN            CORPORATE WHOLE LIFE II     BASIC AMOUNT            $   32,387
                WITH ADDITIONAL PROTECTION  ADDITION PROTECTION         66,514
                                            TOTAL INSURANCE AMOUNT      98,901
NN 21

THIS POLICY IS A LEGAL CONTRACT BETWEEN THE OWNER AND THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY.
                         READ YOUR POLICY CAREFULLY.



                          GUIDE TO POLICY PROVISIONS


BENEFITS AND PREMIUMS

SECTION 1. THE CONTRACT

        Life Insurance Benefit payable on death of Insured. Incontestability. Suicide. Definition of dates.

SECTION 2. OWNERSHIP

        Rights of the Owner. Assignment as collateral.

SECTION 3. ADDITIONAL PROTECTION

        Description of Additional Protection. Reduction of Additional
        Protection.

SECTION 4. PREMIUMS AND REINSTATEMENT

        Payment of premiums. Grace period of 31 days to pay premium. Refund of unused premium at death. How to reinstate the policy.

SECTION 5. DIVIDENDS

        Annual dividends. Use of dividends. Dividend at death.

SECTION 6. CASH VALUES AND PAID-UP INSURANCE

        Cash surrender value. What happens if premium is not paid. Basis of values.

SECTION 7. LOANS

        Policy loans. Premium loans. Effect of policy debt. Interest on loans.

SECTION 8. CHANGE OF POLICY

SECTION 9. BENEFICIARIES

        Naming and change of beneficiaries. Marital deduction provision for spouse of Insured. Succession in interest of beneficiaries.

SECTION 10. PAYMENT OF POLICY BENEFITS

        Payment of surrender or death proceeds. Payment plans for policy proceeds. Right to increase income under payment plans. Guaranteed payment tables.

ADDITIONAL BENEFITS (if any)

APPLICATION

NN.21

                            BENEFITS AND PREMIUMS

                        DATE OF ISSUE - AUGUST 1, 1987

                                                  ANNUAL         PAYABLE
PLAN AND ADDITIONAL BENEFITS        AMOUNT        PREMIUM        FOR

CORPORATE WHOLE LIFE II                         $  1,156.62      55 YEARS
    BASIC AMOUNT                $    32,387
    ADDITIONAL PROTECTION            66,514*
         TOTAL INSURANCE AMOUNT      98,901





* THE AMOUNT OF ADDITIONAL PROTECTION IS GUARANTEED FOR THE FIRST
  POLICY YEAR. TO CONTINUE THE ADDITIONAL PROTECTION SCHEDULED FOR THE SECOND AND SUBSEQUENT POLICY YEARS, AN INCREASED PREMIUM MAY BE REQUIRED UNDER SECTION 3.2.

A PREMIUM IS PAYABLE ON AUGUST 1, 1987 AND EVERY AUGUST 1 AFTER THAT.


THE FIRST PREMIUM IS $1,156.62 WHICH INCLUDES A SCHEDULED ADDITIONAL PREMIUM OF $453.58 USED TO PURCHASE PAID UP INSURANCE OF $1,667. EACH SUBSEQUENT ANNUAL PREMIUM ALSO INCLUDES A SCHEDULED ADDITIONAL PREMIUM OF $453.58.



THE OWNER MAY ELECT THE SPECIFIED RATE OR THE VARIABLE RATE LOAN INTEREST OPTION. SEE SECTIONS 7.4 THROUGH 7.6 OF THE POLICY. THE SPECIFIED RATE LOAN INTEREST OPTION WAS ELECTED ON THE APPLICATION.

THIS POLICY IS ISSUED IN A SELECT PREMIUM CLASS.




DIRECT BENEFICIARY JANE M DOE, WIFE OF THE INSURED

OWNER              XYZ CORPORATION





INSURED      JOHN J DOE                 AGE AND SEX                35 MALE

POLICY DATE  AUGUST 1, 1987             POLICY NUMBER            2 000 021

PLAN         CORPORATE WHOLE LIFE II    BASIC AMOUNT               $32,387
             WITH ADDITIONAL PROTECTION ADDITIONAL PROTECTION       66,514
                                        TOTAL INSURANCE AMOUNT      98,901
NN 21                               PAGE 3

                          TABLE OF INSURANCE AMOUNTS

  DURING POLICY
  YEAR BEGINNING          BASIC             ADDITIONAL             TOTAL
    AUGUST  1,            AMOUNT            PROTECTION*          INSURANCE

        1987             $32,387              $66,514              $98,901
        1988              32,387               66,115               98,502
        1989              32,387               65,830               98,217
        1990              32,387               65,692               98,079
        1991              32,387               65,704               98,091

        1992              32,387               65,868               98,255
        1993              32,387               66,157               98,544
        1994              32,387               66,571               98,958
        1995              32,387               67,155               99,542
        1996              32,387               67,915              100,302

        1997              32,387               68,861              101,248
        1998              32,387               70,002              102,389
        1999              32,387               71,349              103,736
        2000              32,387               72,912              105,299
        2001              32,387               74,705              107,092

        2002              32,387               76,741              109,128
        2003              32,387               79,035              111,422
        2004              32,387               81,603              113,990
        2005              32,387               84,463              116,850
        2006              32,387               87,631              120,018

        2007              32,387               91,130              123,517
        2008              32,387               94,981              127,368
        2009              32,387               99,207              131,594
        2010              32,387              103,836              136,223
        2011              32,387              108,894              141,281

        2012              32,387              114,411              146,798
        2013              32,387              120,421              152,808
        2014              32,387              126,957              159,344
        2015              32,387              134,060              166,447
        2016              32,387              141,768              174,155

        2017              32,387              289,733              322,120
        2018              32,387              310,739              343,126
        2019              32,387              333,092              365,479
        2020              32,387              356,876              389,263
        2021              32,387              382,184              414,571

        2022              32,387              409,112              441,499
        2023              32,387              437,762              470,149
        2024              32,387              468,249              500,636
        2025              32,387              500,690              533,077
        2026              32,387              535,212              567,599



                             CONTINUED ON PAGE 3B




INSURED       JOHN J DOE                   AGE AND SEX              35   MALE

POLICY DATE   AUGUST 1, 1987               POLICY NUMBER            2 000 021

PLAN          CORPORATE WHOLE LIFE II      BASIC AMOUNT               $32,387
              WITH ADDITIONAL PROTECTION   ADDITIONAL PROTECTION       66,514
                                           TOTAL INSURANCE AMOUNT      98,901
NN 21                              PAGE 3A

                          TABLE OF INSURANCE AMOUNTS


  DURING POLICY
 YEAR BEGINNING          BASIC            ADDITIONAL              TOTAL
    AUGUST  1,           AMOUNT           PROTECTION*           INSURANCE

      2027              $32,387          $  571,951            $  604,338
      2028               32,387             611,050               643,437
      2029               32,387             652,669               685,056
      2030               32,387             696,969               729,356
      2031               32,387             744,130               776,517

      2032               32,387             794,342               826,729
      2033               32,387             847,808               880,195
      2034               32,387             904,746               937,133
      2035               32,387             965,390               997,777
      2036               32,387           1,029,987             1,062,374

      2037               32,387           1,098,804             1,131,191
      2038               32,387           1,172,128             1,204,515
      2039               32,387           1,250,264             1,282,651
      2040               32,387           1,333,540             1,365,927
      2041               32,387           1,422,307             1,454,694

      2042               32,387           1,422,307             1,454,694
      2043               32,387           1,422,307             1,454,694
      2044               32,387           1,422,307             1,454,694
      2045               32,387           1,422,307             1,454,964
      2046               32,387           1,422,307             1,454,964

      2047               32,387           1,422,307             1,454,694
      2048               32,387           1,422,307             1,454,694
      2049               32,387           1,422,307             1,454,694
      2050               32,387           1,422,307             1,454,694
      2051               32,387           1,422,307             1,454,694












* THE AMOUNT OF ADDITIONAL PROTECTION IS GUARANTEED FOR THE FIRST
  POLICY YEAR. TO CONTINUE THE ADDITIONAL PROTECTION SCHEDULED FOR THE SECOND AND SUBSEQUENT POLICY YEARS, AN INCREASED PREMIUM MAY BE REQUIRED UNDER SECTION 3.2.

VALUES DO NOT INCLUDE PAID UP INSURANCE PURCHASED BY ADDITIONAL PREMIUMS.




INSURED      JOHN J DOE                 AGE AND SEX               35   MALE

POLICY DATE  AUGUST 1, 1987             POLICY NUMBER             2 000 021

PLAN         CORPORATE WHOLE LIFE II    BASIC AMOUNT                $32,387
             WITH ADDITIONAL PROTECTION ADDITIONAL PROTECTION        66,514
                                        TOTAL INSURANCE AMOUNT       98,901
NN 21                              PAGE 3B

                          TABLE OF GUARANTEED VALUES
                           FOR $32,387 BASIC AMOUNT

     END OF
     POLICY                                  CASH              PAID-UP
     YEAR               AUGUST  1,           VALUE            INSURANCE

         1               1988             $      0            $      0
         2               1989                  382               1,392
         3               1990                  775               2,785
         4               1991                1,180               4,080
         5               1992                1,595               5,376

         6               1993                2,021               6,574
         7               1994                2,457               7,740
         8               1995                2,903               8,874
         9               1996                3,360               9,975
        10               1997                3,827              11,011

        11               1998                4,304              11,983
        12               1999                4,793              12,954
        13               2000                5,292              13,894
        14               2001                5,802              14,768
        15               2002                6,323              15,610

        16               2003                6,856              16,452
        17               2004                7,397              17,229
        18               2005                7,948              17,974
        19               2006                8,506              18,719
        20               2007                9,071              19,399

     AGE 60              2012               11,996              22,476
     AGE 65              2017               15,044              24,937
     AGE 70              2022               18,086              26,881





VALUES ARE INCREASED BY PAID UP ADDITIONS AND DIVIDEND ACCUMULATIONS AND DECREASED BY POLICY DEBT. VALUES SHOWN AT END OF POLICY YEAR
DO NOT REFLECT ANY PREMIUM DUE ON THAT POLICY ANNIVERSARY.





INSURED      JOHN J DOE                 AGE AND SEX                 35  MALE

POLICY DATE  AUGUST 1, 1987             POLICY NUMBER              2 000 021

PLAN         CORPORATE WHOLE LIFE II    BASIC AMOUNT                $ 32,387
             WITH ADDITIONAL PROTECTION ADDITIONAL PROTECTION         66,514
                                        TOTAL INSURANCE AMOUNT        98,901
NN 21                               PAGE 4

           TABLE OF ANNUAL PREMIUMS PER $1,000 OF TERM INSURANCE
                    USED TO CALCULATE INCREASED PREMIUMS.
                               SEE SECTION 3.2.

           FOR                                FOR
       POLICY YEAR                        POLICY YEAR
       BEGINNING                          BEGINNING
       AUGUST  1,         PREMIUM         AUGUST  1,            PREMIUM

          1987          $  2.65               2032            $   96.93
          1988             2.65               2033               105.40
          1989             2.65               2034               114.98
          1990             2.65               2035               125.78
          1991             2.74               2036               137.54

          1992             2.96               2037               149.99
          1993             3.23               2038               162.88
          1994             3.49               2039               176.08
          1995             3.80               2040               189.53
          1996             4.11               2041               203.28

          1997             4.46
          1998             4.82
          1999             5.22
          2000             5.63
          2001             6.09

          2002             6.58
          2003             7.16
          2004             7.81
          2005             8.54
          2006             9.38

          2007            10.27
          2008            11.24
          2009            12.25
          2010            13.33
          2011            14.48

          2012            15.77
          2013            17.20
          2014            18.82
          2015            20.65
          2016            22.69

          2017            24.93
          2018            27.31
          2019            29.85
          2020            32.55
          2021            35.47

          2022            38.75
          2023            42.46
          2024            46.73
          2025            51.62
          2026            57.06

          2027            62.95
          2028            69.17
          2029            75.63
          2030            82.28
          2031            89.29



INSURED       JOHN J DOE                   AGE AND SEX              35   MALE

POLICY DATE   AUGUST 1, 1987               POLICY NUMBER            2 000 021

PLAN          CORPORATE WHOLE LIFE II      BASIC AMOUNT             $  32,387
              WITH ADDITIONAL PROTECTION   ADDITIONAL PROTECTION       66,514
                                           TOTAL INSURANCE AMOUNT      98,901
NN 21                              PAGE 4A

                             TABLE OF CASH VALUES
                        FOR $1.00 OF PAID-UP ADDITIONS


END OF                                  END OF
POLICY                     CASH         POLICY                    CASH
YEAR         AUGUST 1,     VALUE        YEAR        AUGUST 1,     VALUE

    0          1987        $.25173
    1          1988         .26019        31          2018       $.61689
    2          1989         .26892        32          2019        .63072
    3          1990         .27790        33          2020        .64453
    4          1991         .28712        34          2021        .65831
    5          1992         .29659        35          2022        .67206

    6          1993         .30630        36          2023        .68574
    7          1994         .31623        37          2024        .69929
    8          1995         .32641        38          2025        .71262
    9          1996         .33683        39          2026        .72564
   10          1997         .34748        40          2027        .73828

   11          1998         .35837        41          2028        .75052
   12          1999         .36951        42          2029        .76238
   13          2000         .38089        43          2030        .77391
   14          2001         .39252        44          2031        .78517
   15          2002         .40440        45          2032        .79621

   16          2003         .41653        46          2033        .80702
   17          2004         .42888        47          2034        .81756
   18          2005         .44143        48          2035        .82774
   19          2006         .45416        49          2036        .83745
   20          2007         .46704        50          2037        .84665

   21          2008         .48007        51          2038        .85536
   22          2009         .49324        52          2039        .86362
   23          2010         .50655        53          2040        .87153
   24          2011         .52002        54          2041        .87921
   25          2012         .53364        55          2042        .88679

   26          2013         .54739
   27          2014         .56124
   28          2015         .57516
   29          2016         .58909
   30          2017         .60301




VALUES DURING A POLICY YEAR WILL REFLECT ANY PORTION OF THE YEAR'S PREMIUM PAID AND THE TIME ELAPSED IN THAT YEAR. THESE CASH VALUES ARE NOT GUARANTEED FOR UNSCHEDULED ADDITIONAL PREMIUMS PAID AFTER THE FIRST 20 POLICY YEARS.







INSURED      JOHN J DOE                 AGE AND SEX               35   MALE

POLICY DATE  AUGUST 1, 1987             POLICY NUMBER             2 000 021

PLAN         CORPORATE WHOLE LIFE II    BASIC AMOUNT              $  32,387
             WITH ADDITIONAL PROTECTION ADDITIONAL PROTECTION        66,514
                                        TOTAL INSURANCE AMOUNT       98,901
NN 21                              PAGE 4B

             SECTION 1. THE CONTRACT

1.1  LIFE INSURANCE BENEFIT

  The Northwestern Mutual Life Insurance Company will pay a benefit on the death of the Insured. Subject to the terms and conditions of the policy:

  - payment of the death proceeds will be made after proof of the death of the Insured is re-ceived at the Home Office; and

  - payment will be made to the beneficiary or other payee under Sections 9 and 10.

  The amount of the death proceeds when all pre-miums due have been paid will be:

  -  the Basic Amount shown on page 3; plus

  - the amount of Additional Protection then in force under Section 3; plus

  - the amount of any paid-up additions in force under Section 4.3; plus

  -  the amount of any dividend accumulations
     (Section 5.2); plus

  - the amount of any premium refund (Section 4.1) and any dividend at death (Section 5.4); less

  -  the amount of any policy debt (Section 7.3).

These amounts will be determined as of the date of death.

  The amount of the death proceeds when the In-sured dies during the grace period following the due date of an unpaid premium will be:

  - the amount determined above assuming the overdue premium had been paid; less

  -  the amount of the unpaid premium.

  The amount of the death proceeds when the In-sured dies while the policy is in force as paid-up insurance will be determined under Section 6.2.

1.2  ENTIRE CONTRACT; CHANGES

  This policy with the attached application is the en-tire contract. Statements in the application are repre-sentations and not warranties. A change in the policy is valid only if it is approved by an officer of the Company. The Company may require that the policy be sent to it for endorsement to show a change. No agent has the authority to change the policy or to waive any of its terms.

1.3  INCONTESTABILITY

  The Company will not contest insurance after the insurance has been in force during the lifetime of the Insured for two years from the Date of Issue. In issuing the insurance, the Company has relied on the application. While the insurance is contestable, the Company, on the basis of a misstatement in the appli-cation, may rescind the policy or deny a claim.

1.4  SUICIDE

  If the Insured dies by suicide within one year from the Date of Issue, the amount payable by the Com-pany will be limited to the premiums paid, less the amount of any policy debt.

1.5 DATES

  The contestable and suicide periods begin with the Date of Issue. Policy months, years and anniversaries are computed from the Policy Date. Both dates are shown on page 3.

  The Date of Issue for an increase in insurance that occurs as a result of the Owner regaining the right to continue the amount of Additional Protection (Section
3.2) will be the date that this increase takes effect.

1.6 MISSTATEMENT OF AGE OR SEX

  If the age or sex of the Insured has been misstated, the amount payable will be the amount which the premiums paid would have purchased at the correct age and sex.

1.7 PAYMENTS BY THE COMPANY

  All payments by the Company under this policy are payable at its Home Office.

                SECTION 2. OWNERSHIP

2.1 THE OWNER

   The Owner is named on page 3. The Owner, his successor or his transferee may exercise policy rights without the consent of any beneficiary. After the death of the Insured, policy rights may be exercised only as provided in Sections 9 and 10.

2.2 TRANSFER OF OWNERSHIP; LIMITATION

   This policy is designed for ownership by a corpora-tion. The Owner may transfer the ownership of this policy, but only to another corporation. Written proof of transfer satisfactory to the Company must be re-ceived at its Home Office. The transfer will then take effect as of the date that it was signed. The Company may require that the policy be sent to it for endorse-ment to show the transfer.

2.3 COLLATERAL ASSIGNMENT

   The Owner may assign this policy as collateral secu-rity. The Company is not responsible for the validity or effect of a collateral assignment. The Company will not be responsible to an assignee for any payment or other action taken by the Company before receipt of the assignment in writing at its Home Office.

   The interest of any beneficiary will be subject to any collateral assignment made either before or after the beneficiary is named.

   A collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership. Ownership can be transferred only by complying with Section 2.2.

         SECTION 3. ADDITIONAL PROTECTION

3.1 ADDITIONAL PROTECTION

DESCRIPTION. Additional Protection consists of one year term insurance and paid-up dividend additions. At first, it is all one year term insurance. Each dividend is used to purchase paid-up additions. These additions reduce the amount of one year term insurance until Additional Protection is all paid-up additions. The amount of one year term insurance may increase if the amount of Additional Protection increases.

  One year term insurance will generally be in force for the entire policy year; however, as provided in
Section 3.2 and in Section 3.3, the one year term insurance may be terminated, or the amount of one year term insurance may be reduced during a policy year.

AMOUNT. The amount of Additional Protection for each policy year will be the amount shown on page
3A so long as premiums are paid when due unless:

  - the amount of Additional Protection is reduced by the Company under Section 3.2;

  - the amount of Additional Protection is reduced by the Owner under Section 3.3; or

  - the amount of paid-up dividend additions in force exceeds the amount of Additional Protec-tion shown on page 3A. In that case, the amount of Additional Protection will be the amount of paid-up dividend additions in force.

3.2 REDUCTION BY COMPANY; OWNER'S RIGHT
    TO CONTINUE EXISTING PROTECTION

  If, at the end of any policy month after the first policy anniversary, any part of Additional Protection is one year term insurance, the Company may reduce the one year term insurance portion of Additional
Protection for the remainder of the policy year. The reduction will cause a like reduction in the amount of Additional Protection, so that the amount of Addi-tional Protection will be less than that shown on page
3A. The Company may do this if it determines that the premium, not including any amount used to purchase paid-up insurance or to pay for any additional benefits, is not large enough to pay for the Basic Amount and the amount of term insurance that would be part of Additional Protection for the remainder of the policy year. The Company will send written notice of the reduction.

   The Owner may prevent a reduction that would otherwise occur on or before the policy anniversary nearest to the Insured's 89th birthday. This may be done by written request and the payment of an in-creased premium. The amount of the premium in-crease will not be more than:

   a) the amount of the reduction in one year term insurance; multiplied by

   b) the premium rate for one year term insurance for the policy year.

The premium rates for term insurance are shown on page 4A. The increased premium will be payable for the remainder of the premium paying period. The
Owner's request and the premium must be received at the Home Office within 31 days of the date the reduction would take effect.

  The right of the Owner to continue the amount of Additional Protection will terminate as of the first poli-cy month for which the Owner fails to pay an in-creased premium when due, or, if earlier, when the Owner reduces the Additional Protection under Sec-tion 3.3. If the right to continue the amount of Addi-tional Protection has terminated for failure to pay an increased premium when due, the right will be re-stored the first day of any later policy month on which the Company determines that the amount of Addi-tional Protection in force need not be reduced below the amount shown on page 3A. On or before the policy anniversary nearest the Insured's 75th birthday, the Owner may also regain the right to continue the amount of Additional Protection if:

   -  the increased premium is paid;


   - evidence of insurability is given that is satisfactory to the Company; and

   - Company requirements place the Insured in an underwriting ciass that is the same as, or is better than, the one for this policy.

The Company may charge a fee for underwriting ex-penses.

3.3 REDUCTION OF ADDITIONAL PROTECTION BY
    OWNER

REDUCTION IF DIVIDEND OPTION CHANGED. If the Own-er directs that dividends be used other than to pur-chase paid-up additions, any one year term insurance in force will terminate. The right to continue the amount of Additional Protection under Section 3.2 will also terminate. The amount of Additional Protection will then be the amount of paid-up additions in force.

REDUCTION IF ADDITIONS SURRENDERED. The amount of
Additional Protection in force for the remainder of a policy year will be reduced by the amount of dividend additions being surrendered during that year. Also, the amounts of Additional Protection scheduled for future policy years, as shown on page 3A, will be reduced by the amount of dividend additions surrendered, except to the extent that the proceeds of the surrender are used to pay the premium then due on this policy.

      SECTION 4. PREMIUMS AND REINSTATEMENT

4.1 PREMIUMS

PAYMENT. All premiums after the first are payable at the Home Office or to an authorized agent. A receipt signed by an officer of the Company will be furnished on request. A premium must be paid on or before its due date. The date when each premium is due and the number of years for which premiums are payable are described on page 3.

   No premiums may be paid while the policy is in force as paid-up insurance under Section 6.2, except as provided in Reinstatement (Section 4.4).

FREQUENCY. Premiums may be paid every 3, 6 or 12 months at the published rates of the Company. A change in premium frequency will take effect when the Company accepts a premium on a new frequency.
Premiums may be paid on any other frequency ap-proved by the Company.

GRACE PERIOD. A grace period of 31 days will be allowed to pay a premium that is not paid on its due date. The policy will be in full force during this period.
If the Insured dies during the grace period, any over-due premium will be paid from the proceeds of the policy.

   If the premium is not paid within the grace period, the policy will terminate as of the due date unless it continues as paid-up insurance under Section 6.2.

PREMIUM REFUND AT DEATH. The Company will refund a portion of a premium which was due and was paid for the policy year in which the Insured dies. The refund will be the amount by which the premium paid is more than that premium on an annual basis multi-plied by the fraction of the policy year that has elapsed at the time of death. Any premium amount used to purchase a paid-up addition will not be in-cluded in determining the refund. The refund will be part of the policy proceeds.

4.2 AMOUNT OF PREMIUM; ADJUSTMENTS

  The amount of the premium due is shown on page
3. The premium due on the policy may be increased as provided in Section 3.2. Any scheduled additional premium may be decreased as provided in Section
4.3.

4.3 ADDITIONAL PREMIUMS

PURCHASE OF PAID-UP ADDITIONS. Additional premiums are used to purchase paid-up additional insurance. The
Company will deduct a charge of 7 1/2% for expenses from each additional premium. Each addition will im-mediately increase the death proceeds payable under
Section 1.1. Paid-up additions increase the policy's cash value and will share in divisible surplus. They may be surrendered unless used for a loan or for paid-up insurance under Section 6.2.

ADDITIONAL PREMIUMS SCHEDULED AT ISSUE. Scheduled additional premiums are level and are payable for the number of years shown on page 3. Each scheduled additional premium paid will be used, as of the due date of the premium, to purchase a paid-up addition.

OWNER'S RIGHT TO DECREASE SCHEDULED ADDITIONAL
PREMIUMS. The Owner may decrease the scheduled additional premium amount. This may be done at any time by written request sent to the Home Office. A premium decrease will take effect on the first premium due date that follows the receipt at the Home Office of the Owner's written request For change. When the Owner decreases premiums, the Company will send an amendment to the schedule of benefits and pre-miums.

UNSCHEDULED ADDITIONAL PREMIUM OPTION. Un-scheduled additional premiums may be paid to the Company at any time before the policy anniversary that is nearest to the Insured's 75th birthday. An unscheduled additional premium may be paid only if, at the time the premium is paid:

  - the insurance in force after applying the un-scheduled additional premium will be within the Company's issue limits;

  - evidence of insurability is given that is satisfactory to the Company;

  - Company requirements place the Insured in an underwriting classification that is the same as, or is better than, the one for this policy; and

  - the total amount of the unscheduled additional premiums and other premiums paid to the Com-pany under any policy for purchases of paid-up life insurance on the life of the Insured is within the Company's limits for such premiums; how-ever, the Company may not set a limit below
    $1,000.

  Each unscheduled premium may not be less than $1,000. Each unscheduled premium will be used, as of the date the premium is paid, to purchase a paid-up addition.

4.4 REINSTATEMENT

  The policy may be reinstated within five years after the due date of the overdue premium. All unpaid premiums (and interest as required below) must be received by the Company while the Insured is alive.
The policy may not be reinstated if the policy was surrendered for its cash surrender value. Any policy debt on the due date of the overdue premium, with interest at the policy loan interest rate from that date, must be repaid or reinstated.

  In addition, for the policy to be reinstated more than 31 days after the end of the grace period:

  - evidence of insurability must be given that is satisfactory to the Company; and

  - all unpaid premiums (except for scheduled addi-tional premiums) must be paid with interest from the due date of each premium. Interest is at an annual effective rate of 6%.

                 SECTION 5. DIVIDENDS

5.1 ANNUAL DIVIDENDS

   This policy will share in the divisible surplus of the Company. This surplus is determined each year. This policy's share will be credited as a dividend on the poiicy anniversary. The dividend will reflect the mor-tality, expense and investment experience of the Com-pany and will be affected by any policy debt during the policy year.

5.2 USE OF DIVIDENDS

   Annual dividends may be paid in cash or used for one of the following:

   - PAID-UP ADDITIONS. Dividends will purchase paid-up additional insurance. Paid-up additions share in the divisible surplus. Paid-up additions pur-chased by dividends will be part of Additional
     Protection.

   - DIVIDEND ACCUMULATIONS. Dividends will accu-mulate at interest. Interest is credited at an an-nual effective rate of 3 1/2%. The Company may set a higher rate.

   - PREMIUM PAYMENT. Dividends will be used to reduce premiums. If the balance of a premium is not paid, or if this policy is in force as paid-up insurance, the dividend will purchase paid-up additions.

   Other uses of dividends may be made available by the Company.

   If no direction is given for the use of dividends, they will purchase paid-up additions.

5.3 ADDITIONS AND ACCUMULATIONS

   Paid-up additions and dividend accumulations increase the policy's cash value. They are payable as part of the policy proceeds. Additions may be surrendered and accumulations may be withdrawn unless they are used for a loan or for paid-up insurance.

5.4 DIVIDEND AT DEATH

   A dividend for the period from the beginning of the policy year to the date of the Insured's death will be payable as part of the policy proceeds.

     SECTION 6. CASH VALUES AND PAID-UP INSURANCE

6.1 CASH VALUE

   The cash value for this policy, when all premiums due have been paid, will be the sum of:

   - the cash value from the Table of Guaranteed
     Values;

   - the cash value of any paid-up additions; and

   - the amount of any dividend accumulations.

   The cash value within three months after the due date of any unpaid premium will be the cash value on that due date reduced by any later surrender of paid-up additions and by any later withdrawal of dividend accumulations. After that, the cash value will be the cash value of the insurance then in force, including the cash value of any paid-up additions and any dividend accumulations.

   The cash value of any paid-up insurance or paid-up additions will be the net single premium for that insurance at the attained age of the Insured.

6.2 PAID-UP INSURANCE

   If any premium is unpaid at the end of the grace period, this policy will be in force as paid-up insurance. The amount of insurance will be determined by using the cash value as a net single premium at the attained age of the Insured. Any policy debt will continue. Paid-up insurance will share in divisible surplus.

   The amount of the death proceeds when this policy is in force as paid-up insurance will be:

   - the amount of paid-up insurance determined above; plus

   - the amount of any in force paid-up additions purchased by dividends after the policy has become paid-up insurance (Section 5.2); plus

   - the   amount   of   any   existing    dividend
     accumulations (Section 5.2); plus

   - the amount of any dividend at death (Section
     5.4); less

   - the amount of any policy debt (Section 7.3).

These amounts will be determined as of the date of death.

   If paid-up insurance is surrendered within 31 days after a policy anniversary, the cash value will not be less than the cash value on that anniversary reduced by any later surrender of paid-up additions and by any later withdrawal of dividend accumulations.

6.3 CASH SURRENDER

   The Owner may surrender this policy for its cash surrender value. The cash surrender value is the cash value less any policy debt. A written surrender of all claims, satisfactory to the Company, will be required.
The date of surrender will be the date of receipt at the Home Office of the written surrender. The policy will terminate and the cash surrender value will be determined as of the date of surrender. The Company may require that the policy be sent to it.

6.4 TABLE OF GUARANTEED VALUES

   Cash values and paid-up insurance for the Basic
Amount are shown on page 4 for the end of the policy years indicated. These values assume that all premiums due have been paid for the number of years stated. They do not reflect paid-up additions, dividend accumulations or policy debt. Values during a policy year will reflect any portion of the year's premium paid and the time elapsed in that year.

   Values for policy years not shown are calculated on the same basis as those on page 4. A list of these values will be furnished on request. A detailed state-ment of the method of calculation of all values has been filed with the insurance supervisory official of the state in which this policy is delivered. The Company will furnish this statement at the request of the Own-er. All values are at least as great as those required by that state.

6.5 BASIS OF VALUES

   The cash value for each policy year not shown on page 4 equals the reserve for the Basic Amount for that year calculated on the Commissioners Reserve
Valuation Method. Cash values and net single pre-miums are based on the Commissioners 1980 Stan-dard Ordinary Mortality Table for the sex of the In-sured. Interest is based on an annual effective rate of 4%. Calculations assume the continuous payment of premiums and the immediate payment of claims.

   For increases in coverage or premium that occur under Sections 3 or 4 after the twentieth policy year, the Company may base cash values and premiums on the interest rates and mortality tables being used as the basis of values of whole life insurance then being issued by the Company.

                   SECTION 7. LOANS

7.1 POLICY AND PREMIUM LOANS

  The Owner may obtain a loan from the Company in an amount that is not more than the loan value.

POLICY LOAN. The loan may be obtained on written request. The Company may defer making the loan for up to six months unless the loan is to be used to pay premiums due the Company.

PREMIUM LOAN. If the premium loan provision is in effect on this policy a loan will be made to pay an overdue premium. If the loan value is not large enough to pay the overdue premium, a premium will be paid for any other frequency permitted by this policy for which the loan value is large enough. The
Owner may elect or revoke the premium loan provi-sion by written request received at the Home Office.

7.2 LOAN VALUE

  The loan value is the smaller of a. or b., less any policy debt and any premium then due or billed; a.
and b. are defined as:

  a. the cash value one year after the date of the loan, assuming all premiums due within that year are paid, less interest to one year from the date of the loan.

  b. the cash value on the due date of the first premium not yet billed that is due after the date of the loan, less interest from the date of the loan to that premium due date.

7.3 POLICY DEBT

   Policy debt consists of all outstanding loans and accrued interest. It may be paid to the Company at any time. Policy debt affects dividends under Section
5. Any policy debt will be deducted from the policy proceeds.

   If the policy debt equals or exceeds the cash value, this policy will terminate. Termination occurs 31 days after a notice has been mailed to the Owner and to any assignee on record at the Home Office.

7.4 LOAN INTEREST

   Interest accrues and is payable on a daily basis from the date of the loan on policy loans and from the premium due date on premium loans. Unpaid interest is added to the loan.

   The Specified Rate loan interest option or the Var-iable Rate loan interest option is elected on the appli-cation.

CHANGE TO VARIABLE RATE LOAN INTEREST OPTION. The
Owner may request a change to the Variable Rate loan interest option at any time, with the change to take effect on the January 1st following receipt of a written request at the Company's Home Office.

CHANGE TO SPECIFIED RATE LOAN INTEREST OPTION.
The Owner may request a change to the Specified
Rate loan interest option if the interest rate set by the Company under Section 7.6 for the year beginning on the next January 1st is less than 8%. The written request to change must be received at the Home
Office between November 15th and the last business day of the calendar year; the change will take effect on the January 1st following receipt of the request at the Home Office.

7.5 SPECIFIED RATE LOAN INTEREST OPTION

   Interest is payable at an annual effective rate of 8%.

7.6 VARIABLE RATE LOAN INTEREST OPTION

   Interest is payable at an annual effective rate that is set by the Company annually and applied to new or outstanding policy debt during the year beginning each January 1st. The highest loan interest rate that may be set by the Company is the greater of 5% or a rate based on the Moody's Corporate Bond Yield
Averages-Monthly Average Corporates for the imme-diately preceding October. This Average is published by Moody's Investor's Service, Inc. If it is no longer published, the highest loan rate will be based on some other similar average established by the insur-ance supervisory official of the state in which this policy is delivered.

  The loan interest rate set by the Company will not exceed the maximum rate permitted by the laws of the state in which this policy is delivered. The loan interest rate may be increased only if the increase in the annual effective rate is at least 1/2%. The loan interest rate will be decreased if the decrease in the annual effective rate is at least 1/2%.

  The Company will give notice:

  - of the initial loan interest rate in effect at the time a policy or premium loan is made.

  - of an increase in loan interest rate on outstand-ing policy debt no later than 30 days before the January 1st on which the increase takes effect.

  This policy will not terminate during a policy year as the sole result of an increase in the loan interest rate during that policy year.

SECTION 8. CHANGE OF POLICY

8.1 CHANGE OF PLAN

  The Owner may change this policy to any perma-
nent life insurance plan agreed to by the Owner and
the Company by:

  - paying the required costs; and

  - meeting any other conditions set by the Com-pany.

8.2 CHANGE OF INSURED

CHANGE. The Owner may change the insured under
this policy by:

  - paying the required costs; and


  - meeting any other conditions set by the Com-pany, including the following:


     a. on the date of change, the new insured's age may not be more than 69;

     b. the new insured must have been born on or before the Policy Date of this policy;

     c. the new insured must be insurable; and

     d. the Owner must have an insurable interest in the life of the new insured.

DATE OF CHANGE. The date of change will be the later of:

  - the date of the request to change; or

  - the date of the medical examination (or the non-medical application).

TERMS OF POLICY AFTER CHANGE. The policy will cover the new insured starting on the date of change. When coverage on the new insured starts, coverage on the prior insured will terminate.

  The contestable and suicide periods for the new insured start on the date of change. If the Company contests the new policy or if the new insured dies by suicide, the cash value of the new policy on the date of change will be taken into account in determining any amount payable by the Company.

  The amount of insurance on the new insured will be set so that there will be no change in the cash value of the policy at the time of change. If the policy has no cash value, the amount will be set so that premiums do not change.

  Any policy debt or assignment will continue after the change.

           SECTION 9. BENEFICIARIES

9.1 DEFINITION OF BENEFICIARIES

   The term "beneficiaries" as used in this policy in-cludes direct beneficiaries, contingent beneficiaries and further payees.



9.2 NAMING AND CHANGE OF BENEFICIARIES


BY OWNER. The Owner may name and change the beneficiaries of death proceeds:

   - while the Insured is living.

   - during the first 60 days after the date of death of the Insured, if the Insured just before his death was not the Owner. No one may change this naming of a direct beneficiary during this 60 days.


BY DIRECT BENEFICIARY. A direct beneficiary may name and change the contingent beneficiaries and further payees of his share of the proceeds:

   - if the direct beneficiary is the Owner;

   - if, at any time after the death of the Insured, no contingent beneficiary or further payee of that share is living; or

   - if, after the death of the Insured, the direct beneficiary elects a payment plan. The interest of any other beneficiary in the share of that direct beneficiary will end.

   These direct beneficiary rights are subject to the Owner's rights during the 60 days after the date of death of the Insured.


BY SPOUSE (MARITAL DEDUCTION PROVISION).

   - POWER TO APPOINT. The spouse of the Insured will have the power alone and in all events to appoint all amounts payable to the spouse under the policy if:

     a. the Insured just before his death was the Owner; and

     b. the spouse is a direct beneficiary; and

     c. the spouse survives the Insured.

   - TO WHOM SPOUSE CAN APPOINT. Under this power, the spouse can appoint:

     a. to the estate of the spouse; or

     b. to any other persons as contingent benefi-ciaries and further payees.

   - EFFECT OF EXERCISE. As to the amounts appoint-ed, the exercise of this power will:

     a. revoke any other designation of beneficiaries;

     b. revoke any election of payment plan as it applies to them; and

     c. cause any provision to the contrary in Section
        9 or 10 of this policy to be of no effect.

EFFECTIVE DATE. A naming or change of a beneficiary will be made on receipt at the Home Office of a written request that is acceptable to the Company.
The request will then take effect as of the date that it was signed. The Company is not responsible for any payment or other action that is taken by it before the receipt of the request. The Company may require that the policy be sent to it to be endorsed to show the naming or change.



9.3 SUCCESSION IN INTEREST OF
     BENEFICIARIES


DIRECT BENEFICIARIES. The proceeds of this policy will be payable in equal shares to the direct beneficiaries who survive and receive payment. If a direct benefi-ciary dies before he receives all or part of his full share, the unpaid part of his share will be payable in equal shares to the other direct beneficiaries who survive and receive payment.


CONTINGENT BENEFICIARIES. At the death of all of the direct beneficiaries, the proceeds, or the present value of any unpaid payments under a payment plan, will be payable in equal shares to the contingent beneficiaries who survive and receive payment. If a contingent beneficiary dies before he receives all or part of his full share, the unpaid part of his share will be payable in equal shares to the other contingent beneficiaries who survive and receive payment.


FURTHER PAYEES. At the death of all of the direct and contingent beneficiaries, the proceeds, or the present value of any unpaid payments under a payment plan, will be paid in one sum:

   - in equal shares to the further payees who survive and receive payment; or

   - if no further payees survive and receive payment, to the estate of the last to die of all of the direct and contingent beneficiaries.


OWNER OR HIS ESTATE. If no beneficiaries are alive when the Insured dies, the proceeds will be paid to the Owner or to his estate.



9.4 GENERAL


TRANSFER OF OWNERSHIP. A transfer of ownership of itself will not change the interest of a beneficiary.


CLAIMS OF CREDITORS. So far as allowed by law, no amount payable under this policy will be subject to the claims of creditors of a beneficiary.


SUCCESSION UNDER PAYMENT PLANS. A direct or contin-gent beneficiary who succeeds to an interest in a payment plan will continue under the terms of the plan.

 SECTION 10. PAYMENT OF POLICY BENEFITS

10.1 PAYMENT OF PROCEEDS


   Death proceeds will be paid under the payment plan that takes effect on the date of death of the Insured. The Interest Income Plan (Option A) will be in effect if no payment plan has been elected. Interest will accumulate from the date of death until a pay-ment plan is elected or the proceeds are withdrawn in cash.

   Surrender proceeds will be the cash surrender value as of the date of surrender. These proceeds will be paid in cash or under a payment plan that is elected.
The Company may defer paying the surrender pro-ceeds for up to six months from the date of surren-der. If payment is deferred for 30 days or more, interest will be paid on the surrender proceeds from the date of surrender to the date of payment. Interest will be at an annual effective rate of 4%.


10.2 PAYMENT PLANS

INTEREST INCOME PLAN (OPTION A). The proceeds will earn interest which may be received each month or accumulated. The first payment is due one month after the date on which the plan takes effect. Interest that has accumulated may be withdrawn at any time.
Part or all of the proceeds may be withdrawn at any time.


INSTALLMENT INCOME PLANS. Payments will be made each month on the terms of the plan that is elected.
The first payment is due on the date that the plan takes effect.

   - SPECIFIED PERIOD (OPTION B). The proceeds with interest will be paid over a period of from one to 30 years. The present value of any unpaid install-ments may be withdrawn at any time.

   - SPECIFIED AMOUNT (OPTION D). Payments of not less than $10.00 per $1,000 of proceeds will be made until all of the proceeds with interest have been paid. The balance may be withdrawn at any time.

LIFE INCOME PLANS. Payments will be made each month on the terms of the plan that is elected. The first payment is due on the date that the plan takes effect. Proof of the date of birth, acceptable to the Company, must be furnished for each person on whose life the payments are based.

   - SINGLE LIFE INCOME (OPTION C). Payments will be made for a chosen period and, after that, for the life of the person on whose life the payments are based. The choices for the period are:
     a. zero years;
     b. 10 years;
     c. 20 years; or
     d. a refund period which continues until the sum of the payments that have been made is equal to the proceeds that were placed under the plan.

    - JOINT AND SURVIVOR LIFE INCOME (OPTION E). Pay-ments are based on the lives of two persons.
      Level payments will be made for a period of 10 years and, after that, for as long as one or both of the persons are living.

    - OTHER SELECTIONS. The Company may offer other selections under the Life Income Plans.

    - WITHDRAWAL. The present value of any unpaid payments that are to be made for the chosen period (Option C) or the 10 year period (Option
      E) may be withdrawn only after the death of all of the persons on whose lives the payments are based.

    - LIMITATIONS. A direct or contingent beneficiary who is a natural person may be paid under a Life
      Income Plan only if the payments depend on his life. A corporation may be paid under a Life
      Income Plan only if the payments depend on the life of the Insured or, after the death of the Insured, on the life of his spouse or his depend-ent.

PAYMENT FREQUENCY. On request, payments will be made once every 3, 6 or 12 months instead of each month.

TRANSFER BETWEEN PAYMENT PLANS. A beneficiary who is receiving payment under a plan which includes the right to withdraw may transfer the amount withdrawa-ble to any other plan that is available.

MINIMUM PAYMENT. The Company may limit the elec-tion of a payment plan to one that results in payments of at least $50.

    If payments under a payment plan are or become less than $50, the Company may change the fre-quency of payments. If the payments are being made once every 12 months and are less than $50, the Company may pay the present value or the balance of the payment plan.


10.3  PAYMENT PLAN RATES

INTEREST INCOME AND INSTALLMENT INCOME PLANS. Pro-ceeds will earn interest at rates declared each year by the Company. None of these rates will be less than an annual effective rate of 3 1/2%. Interest of more than 3 1/2% will increase the amount of the payments or, for the Specified Amount Plan (Option D), increase the number of payments. The present value of any unpaid installments will be based on the 3 1/2% rate of interest.

    The Company may offer guaranteed rates of interest higher than 3 1/2% with conditions on withdrawal.

LIFE INCOME PLANS. Payments will be based on rates declared by the Company. These rates will provide at least as much income as would the Company's rates, on the date that the payment plan takes effect, for a single premium immediate annuity contract, with no charge for issue expenses. Payments under these rates will not be less than the amounts that are described in Minimum Payment Rates.

MINIMUM PAYMENT RATES. The minimum payment rates for the Installment Income Plans (Options B and
D) and the Life Income Plans (Options C and E) are shown in the Minimum Payment Rate Tables.



   The Life Income Plan payment rates in those tables depend on the sex and on the adjusted age of each person on whose life the payments are based. The adjusted age is:

   - the age on the birthday that is nearest to the date on which the payment plan takes effect;
      plus

    - the age adjustment shown below for the number of policy years that have elapsed from the Policy
      Date to the date that the payment plan takes effect. A part of a policy year is counted as a full year.



POLICY                     POLICY
 YEARS      AGE             YEARS       AGE
ELAPSED  ADJUSTMENT        ELAPSED   ADJUSTMENT


  1 to 5      +8            31 to 35      -2
 6 to 10      +6            36 to 40      -3
11 to 15      +4            41 to 45      -4
16 to 20      +2            46 to 50      -5
21 to 25       0            51 or more    -6
26 to 30      -1



10.4  EFFECTIVE DATE FOR PAYMENT PLAN



   A payment plan that is elected for death proceeds will take effect on the date of death of the Insured if:

    - the plan is elected by the Owner; and

    - the election is received at the Home Office while the Insured is living.

 In all other cases, a payment plan that is elected will take effect:

   - on the date the election is received at the Home
     Office; or

   - on a later date, if requested.


10.5 PAYMENT PLAN ELECTIONS


FOR DEATH PROCEEDS BY OWNER. The Owner may elect payment plans for death proceeds:

   - while the Insured is living.

   - during the first 60 days after the date of death of the Insured, if the Insured just before his death was not the Owner. No one may change this election made during those 60 days.


FOR DEATH PROCEEDS BY DIRECT OR CONTINGENT BENE-
FICIARY. A direct or contingent beneficiary may elect payment plans for death proceeds payable to him if no payment plan that has been elected is in effect.
This right is subject to the Owner's rights during the 60 days after the date of death of the Insured.


FOR SURRENDER PROCEEDS. The Owner may elect pay-ment plans for surrender proceeds. The Owner will be the direct beneficiary.


10.6 INCREASE OF MONTHLY INCOME

   A direct beneficiary who is to receive proceeds under a payment plan may increase the amount of the monthly payments. This is done by the payment of an annuity premium to the Company at the time the payment plan elected under Section 10.5 takes effect.
The amount that will be applied under the payment plan will be the net premium. The net premium is the annuity premium less a charge of not more than 2% and less any premium tax. The net premium will be applied under the same payment plan and at the same rates as the proceeds. The Company may limit this net premium to an amount that is equal to the direct beneficiary's share of the proceeds payable under this policy.

                          MINIMUM PAYMENT RATE TABLE

             MINIMUM MONTHLY INCOME PAYMENTS PER $1,000 PROCEEDS

INSTALLMENT INCOME PLANS (OPTIONS B AND D)
- -------------------------------------------------------------------------------
PERIOD       MONTHLY       PERIOD     MONTHLY        PERIOD       MONTHLY
(YEARS)      PAYMENT       (YEARS)    PAYMENT        (YEARS)      PAYMENT
- -------------------------------------------------------------------------------
  1          $84.65          11        $9.09           21          $5.56
  2           43.05          12         8.46           22           5.39
  3           29.19          13         7.94           23           5.24
  4           22.27          14         7.49           24           5.09
  5           18.12          15         7.10           25           4.96
  6           15.35          16         6.76           26           4.84
  7           13.38          17         6.47           27           4.73
  8           11.90          18         6.20           28           4.63
  9           10.75          19         5.97           29           4.53
 10            9.83          20         5.75           30           4.45

NN.21                                 13

                         MINIMUM PAYMENT RATE TABLES

             MINIMUM MONTHLY INCOME PAYMENTS PER S1,000 PROCEEDS


LIFE INCOME PLAN (OPTION C)

- -------------------------------------------------------------------------------
                         SINGLE LIFE MONTHLY PAYMENTS
- -------------------------------------------------------------------------------
   MALE            CHOSEN PERIOD (YEARS)     FEMALE      CHOSEN PERIOD (YEARS)
  ADJUSTED                                  ADJUSTED
   AGE*      ZERO    10       20   REFUND     AGE*    ZERO    10     20   REFUND

     55     $4.99   $4.91    $4.66 $4.73      55     $4.54   $4.51  $4.38 $4.40
     56      5.09    5.00     4.72  4.81      56      4.62    4.58   4.44  4.47
     57      5.20    5.10     4.78  4.90      57      4.71    4.66   4.51  4.54
     58      5.32    5.20     4.85  4.99      58      4.80    4.75   4.57  4.62
     59      5.44    5.31     4.91  5.08      59      4.90    4.84   4.64  4.70

     60      5.57    5.42     4.97  5.18      60      5.00    4.93   4.70  4.78
     61      5.71    5.54     5.04  5.29      61      5.11    5.03   4.77  4.87
     62      5.86    5.67     5.10  5.40      62      5.23    5.14   4.84  4.96
     63      6.02    5.80     5.16  5.51      63      5.36    5.25   4.91  5.06
     64      6.20    5.94     5.22  5.63      64      5.49    5.37   4.98  5.17

     65      6.38    6.08     5.28  5.76      65      5.64    5.50   5.05  5.28
     66      6.54    6.23     5.33  5.90      66      5.79    5.63   5.12  5.39
     67      6.70    6.38     5.38  6.04      67      5.94    5.77   5.19  5.52
     68      6.87    6.54     5.43  6.19      68      6.09    5.91   5.25  5.65
     69      7.05    6.71     5.48  6.35      69      6.2S    6.07   5.32  5.79

     70      7.21    6.87     5.52  6.52      70      6.42    6.23   5.37  5.94
     71      7.40    7.05     5.55  6.69      71      6.59    6.40   5.43  6.09
     72      7.58    7.21     5.59  6.88      72      6.78    6.58   5.48  6.26
     73      7.77    7.40     5.62  7.07      73      6.96    6.76   5.52  6.44
     74      7.95    7.57     5.64  7.28      74      7.16    6.95   5.57  6.63

     75      8.14    7.75     5.66  7.49      75      7.35    7.14   5.60  6.83
     76      8.32    7.92     5.68  7.72      76      7.56    7.34   5.63  7.04
     77      8.49    8.09     5.70  7.96      77      7.77    7.54   S.66  7.26
     78      8.84    8.26     5.71  8.21      78      7.97    7.74   5.68  7.51
     79      9.18    8.42     5.72  8.47      79      8.18    7.94   5.70  7.76

     80      9.51    8.57     5.73  8.74      80      8.37    8.13   5.71  8.03
     81      9.84    8.71     5.74  9.04      81      8.57    8.32   5.72  8.32
     82     10.18    8.85     5.74  9.34      82      8.93    8.50   5.73  8.61
     83     10.49    8.97     5.75  9.65      83      9.28    8.67   5.74  8.93
     84     10.82    9.09     5.75  9.98      84      9.62    8.83   5.74  9.27

85 and over 11.13    9.20     5.75 10.34  85 and over 9.96    8.97   5.75  9.62


- -------------------------------------------------------------------------------
LIFE INCOME PLAN (OPTION E)
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
                     JOINT AND SURVIVOR MONTHLY PAYMENTS
- -------------------------------------------------------------------------------

      MALE                           FEMALE ADJUSTED AGE*
   ADJUSTED    ----------------------------------------------------------------
      AGE*      55       60      65          70       75      80   85 and over
- -------------------------------------------------------------------------------
      55       $4.16    $4.34   $4.51       $4.65    $4.76   $4.84   $4.88
      60        4.26     4.51    4.75        4.98     5.16    5.29    5.37
      65        4.35     4.65    4.98        5.31     5.61    5.84    5.98
      70        4.41     4.76    5.17        5.62     6.07    6.44    6.68
      75        4.46     4.84    5.32        5.88     6.48    7.03    7.42
      80        4.48     4.89    5.41        6.05     6.79    7.52    8.07
  85 and over   4.50     4.92    5.46        6.15     6.99    7.85    8.53
- -------------------------------------------------------------------------------

*See Section 10.3.

                                                   THE NORTHWESTERN MUTUAL LIFE
                                                         INSURANCE COMPANY                                              No.  0021
                                                       MILWAUKEE, WISCONSIN                                                --------
                                                                                                [ ] Companion policies
                                                                                                [ ] Life & Disability Insurance
LIFE INSURANCE APPLICATION                                                                      [ ] 1035 Exchange
- ------------------------------------------------------------------------------------------------------------------------------------
1. INSURED      John                            J                               Doe                     [X] Male
   (Print)        First                         Middle Initial                  Last                    [ ] Female

2. A. INSURED'S DATE OF BIRTH ______/______/______      B. PLACE OF BIRTH ________________________________________________________
                              Month   Day   Year                             State of Birth (if other than USA, indicate country)

3. APPLICANT, if other than insured
                                                                                     Relationship
   ________________________________________________________________________________  to Insured  ___________________________________
      First                     Middle Initial                          Last

   IF BUSINESS ORGANIZATION:    [ ] Corporation         [ ] Partnership         [ ] Other type of business _________________________

4. RESIDENCE OF INSURED   1234 Main Street
                        ---------------------------------------------------------------------
                                                Street & No. or RFD
                           Milwaukee             Milwaukee          WI              53200       This address will be used for
                        ---------------------------------------------------------------------   all of the Insured's policies.
                            City                County          State               Zip Code


5. A. PREMIUM PAYER Send premium and other notices regarding this policy                        B. PAYERS DAYTIME
                               to: [X] Insured    [ ] Owner    [ ] Applicant                       TELEPHONE NUMBER:
   to: [ ] Insurance Service       [ ] Other _______________________________________               (414) 778-9999
             Account (ISA)   or                             Full Name                              ---------------------------
                Payer           at [X] Insured's address in 4 or                                   Area Code
                                   _________________________________________________
                                                Street & No. or RFD
                                   _________________________________________________
                                                       City
                                   _________________________________________________
                                         State                          Zip Code

6. Has an application or informal inquiry ever been made to Northwestern Mutual Life for annuity, life or disability insurance on
   the life of the Insured?    [ ] Yes    [X] No        If yes, the last policy number is __________________________________________
- ------------------------------------------------------------------------------------------------------------------------------------
7. COMPLETE THIS QUESTION ONLY IF EXERCISING AN ADDITIONAL PURCHASE BENEFIT OPTION. (Smoking questionaire may be required.)

   A. State the policy number(s) under which the option is being exercised. ________________________________________________________

   B. This application is:  [ ] Regular Purchase      [ ] Advance Purchase (Complete item C. below)

   C. If this is an Advance Purchase, the event is:  [ ] Marriage    [ ] Birth of child    [ ] Adoption of child

              [ ] Spouse                                Date and place _________/_________/________
      Name of:[ ] Child  -----------------------------                  Month       Day      Year
                                                        of event: __________________________________________________________________
                                                                                        City                            State
- ------------------------------------------------------------------------------------------------------------------------------------
8. SPECIAL DATE
                [ ] Short term -- Policy Date will coincide with ISA Payment Date.
   Prepaid:     [ ] Short term to _______/______/______          [ ] Date to save age   [ ] Backdate to _______/______/______
                                   Month    Day    Year                                                  Month    Day    Year
                [ ] Specified future date _______/______/______  [ ] Date to save age   [ ] Backdate to _______/______/______
                                           Month    Day    Year                                          Month    Day    Year
- ------------------------------------------------------------------------------------------------------------------------------------
9. POLICY APPLIED FOR (FOR COMPLIFE PLANS DO NOT COMPLETE A & B. GO ON TO C.)

   A. PLAN and AMOUNT                                   B.  ADDITIONAL BENEFITS

   (1)                                                      (1) [ ]     (2) [ ]  Waiver of Premium
   -----------------------------------------------          (1) [ ]     (2) [ ]  Accidental Death     (1) $_________ (2) $__________
                        Plan                                (1) [ ]     (2) [ ]  Additional Purchase  (1) $_________ (2) $__________
   $ ---------------------------------------------                               Benefit                   Amt. per       Amt. per
                      Amount                                                                               option         option
   (2)                                                      (1) [ ]     (2) [ ]  Payor Benefit
   -----------------------------------------------          (1) [ ]     (2) [ ]  Indexed Protection
                        Plan                                (1) [ ]     (2) [ ]  Other _______________________
   $ ---------------------------------------------
                      Amount
90-1 L.I. (0186)

9C. FLEXIBLE LIFE PLANS (COMPLIFE)

    [ ] WHOLE LIFE $___________________ WITH ADDITIONAL PROTECTION $____________________ (CUSTOM COMPLIFE)
                          Amount                                          Amount

          (1) [ ] Additional initial premium $___________________ Use to:  [ ] Reduce term insurance            ________%
                                                                           [ ] Increase coverage                ________%
          (2) [ ] Inflation Protection Option

    [ ] WHOLE LIFE $___________________ WITH A PREMIUM FOR INCREASING INSURANCE OF $____________________ (INCREASING COMPLIFE)
                          Amount                                                    Level annual premium

              [ ] Additional initial premium $___________________

    [ ] EXECUTIVE WHOLE LIFE $____________________ WITH ADDITIONAL PROTECTION $_____________________ (EXECUTIVE COMPLIFE)
                                    Amount                                            Amount

        PREMIUM FOR INCREASING INSURANCE $_______________________  Use to:   [ ] Convert term insurance________%
                                                                             [ ] Increase coverage     ________%

              [ ] Additional initial premium $___________________  Use to:   [ ] Convert term insurance________%
                                                                             [ ] Increase coverage     ________%

    [ ] WHOLE LIFE $__________________ WITH ADJUSTABLE TERM PROTECTION $___________________ (ADJUSTABLE COMPLIFE)
                         Amount                                               Amount

         (1)a.[ ] Scheduled annual addition premium $_______________________________            [ ] Reduce term insurance_______%
                                                         Level annual premium           Use to:
            b.[ ] Annual increase in additional premium __________ $________________            [ ] Increase coverage    _______%
                  (Not more than 20 years or            No. of years  Annual increase
                  to age 69, if less)

         (2)[ ] Additional initial premium $___________________   Use to:  [ ] Reduce term insurance    _______%
                                                                           [ ] Increase coverage        _______%
                                       [ ] Inflation Protection Option
         (3) Only one may be selected:
                                       [ ] Scheduled annual increase in term amount __________ $_____________________
                                           (Not more than 20 years, or             No. of years  Annual increase amt.
                                           to age 69, if less)

    [X] CORPORATE WHOLE LIFE (See attached Supplement)

9D. ADDITIONAL BENEFITS FOR FLEXIBLE LIFE PLANS

    [ ] Waiver of Premium                                       [ ] Additional Purchase Benefit $__________________________________
                                                                                                         Amount per option
    [ ] Accidental Death $_________________________________     [ ] Other _________________________________________________________
                                      Amount
- ------------------------------------------------------------------------------------------------------------------------------------
10. If an additional benefit cannot be approved, should the Company issue the policy without the benefit?       [ ] Yes   [ ] No

11. Shall the PREMIUM LOAN provision, if available, become operative according to its terms?    [X] Yes   [ ] No

12. ANNUAL DIVIDENDS until otherwise directed will:

     FIRST      SECOND
    POLICY      POLICY

     [ ]         [ ]    Reduce current premium.
                                                    If flexible life plan with ADDITIONAL PROTECTION or ADJUSTABLE TERM, additions
     [X]         [ ]    Purchase paid-up additions.
                                                    purchased by eligible dividend will be used to: [ ] Reduce term insurance______%
     [ ]         [ ]    Accumulate at interest.
                                                                                                    [ ] Increase coverage    ______%
     [ ]         [ ]    Be paid in cash.

     [ ]         [ ]    Be used for a combination of options above. (Complete form 18-1364)

13. POLICY LOAN INTEREST RATE OPTION            [ ] 8%          [X] VARIABLE RATE

14. PREMIUM PAYABLE     [X] Annually    [ ] Semianually    [ ] Quarterly     [ ] Single     [ ] Monthly (Variable Life only)

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            (PAGE 2)
90-1 L.I. (0186)

     INSURED      John                     J.                 Doe
               ------------------------------------------------------
                 First               Middle Initial          Last
- -------------------------------------------------------------------------------
15. A. DIRECT BENEFICIARY
      Jane           M.            Doe              Wife
     -------------------------------------------------------------
     First     Middle Initial     Last     Relationship To Insured

     -------------------------------------------------------------
     First     Middle Initial     Last     Relationship To Insured

     -------------------------------------------------------------
     First     Middle Initial     Last     Relationship To Insured

    B. CONTINGENT BENEFICIARY

     -------------------------------------------------------------
     First     Middle Initial     Last     Relationship To Insured

     -------------------------------------------------------------
     First     Middle Initial     Last     Relationship To Insured

     Box (1) or (2) may be selected to include all the children or brothers and sisters without naming them, or to add to the contingent beneficiaries named. Box (3) may be selected to provide for the children of a deceased contingent beneficiary; use only if contingent beneficiaries are named and/or box (1) or (2) is checked, NOTE: The word "children" includes child and any legally adopted child.
      [X] (1) and all (other) children of the Insured.
      [ ] (2) and all (other) brothers and sisters of the Insured born of the marriage of or legally adopted by______________and______________ before the Insured's death.
      [ ] (3) any amount that would have been paid to a deceased contingent beneficiary, if living, will be paid in one sum and in equal shares to the children of that contingent beneficiary who survive and receive payment.

    C. FURTHER PAYEES

     -------------------------------------------------------------
     First     Middle Initial     Last     Relationship To Insured

     -------------------------------------------------------------
     First     Middle Initial     Last     Relationship To Insured

      [ ] SEE ATTACHED SUPPLEMENT FORM
          (To be used in place of designations above)
- -------------------------------------------------------------------------------
16. The OWNER will be: (OWNER MUST COMPLETE SUBSTITUTE FORM W-9 15-1272X.)
    Note: If the Insured is under age 15, consider selecting item D, E or F.

    SELECT ONLY ONE.

    [X] A. Insured

    [ ] B. Applicant

    [ ] C. Other ________________________________________________
                 First           Middle Initial              Last

                 ________________________________________________
                             Relationship to Insured

    [ ] D. Applicant. If the Applicant dies before the Insured, the Insured will be the Owner.

    [ ] E. Applicant. If the Applicant dies before the Insured, the Owner will be:
           ________________________________________________
           First           Middle Initial              Last

           ________________________________________________
                       Relationship to Insured

           If both die before the Insured, the Insured will be the Owner.

    [ ] F. The Applicant until the Insured attains the age of ___________ years. If the applicant dies before the Insured, the Owner will be:

           ________________________________________________
           First           Middle Initial              Last

           _____________________________________ until the Insured attains
                  Relationship to Insured
           such age. Upon the Insured attaining such age, or if both die before the Insured, the Insured will be the Owner.

    [ ] G. SEE ATTACHED SUPPLEMENT FORM.
           (To be used in place of designations above.)
- -------------------------------------------------------------------------------
17. Has the premium for the policy applied for been paid to the agent in exchange for the CONDITIONAL LIFE INSURANCE AGREEMENT with the same number
    as this application?   [X]Yes   [ ]No

18. Will the insurance applied for replace insurance (or annuities) on the Insured's life in this Company or elsewhere? If yes, agent should explain
    and send required papers.   [ ]Yes   [X]No
- -------------------------------------------------------------------------------
THE INSURED CONSENTS TO THIS APPLICATION AND DECLARES THAT THE ANSWERS AND STATEMENTS IN THIS APPLICATION ARE CORRECTLY RECORDED, COMPLETE AND TRUE TO THE BEST OF HIS KNOWLEDGE AND BELIEF. STATEMENTS IN THIS APPLICATION ARE REPRESENTATIONS AND NOT WARRANTIES.

It is agreed that
(1) If the premium is not paid when the application is signed, no insurance will be in effect. The insurance will take effect at the time the policy is delivered and the premium is paid, if
   - the Insured is living at that time; and
   - the answers and statements in the application are then true to the best of the knowledge and belief of the Insured.
(2) If the premium is paid when the application is taken, no life insurance will have been in effect if Section I. of the Conditional Insurance Agreement applies.
(3) If the policy is issued in an extra premium class, acceptance of the policy will amend it so that extended term insurance can be in force only if
   - the Company gives its consent, or
   - the loan value is not large enough to grant a premium loan.
If a premium is not paid within the grace period and extended term insurance cannot be in force, paid-up insurance will be selected.
(4) No agent is authorized to make or alter contracts or to waive any of the Company's rights to requirements.

_____________________________________      ____________________________________
Signature of INSURED (if other than              Signature of APPLICANT
Applicant and 15 yrs of age and over)

Signed at____________________ Date_____/___/____   ____________________________
         City, County & State     Month Day Year   Signature of LICENSED AGENT

90-1 L.I. (0186)                                                       (page 3)

                          SUPPLEMENT TO APPLICATION
                         FOR CORPORATE WHOLE LIFE II
                  NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


INSURED:  John J. Doe


PLAN:     Corporate Whole Life II $32,387 With Additional Protection $66,514

          Scheduled Additional Premium                 $453.58

          Additional Initial Premium                    None

          Additional Benefits                           None

          Policy Loan Interest Rate                     8%


Policy       Total       Policy       Total       Policy       Total
 Year      Insurance      Year      Insurance      Year      Insurance
- ------     ---------     ------     ---------     ------     ---------
  1         $ 98,901       19        $116,850       37        $  470,149
  2         $ 98,502       20        $120,018       38        $  500,636
  3         $ 98,217       21        $123,517       39        $  533,077
  4         $ 98,079       22        $127,368       40        $  567,599
  5         $ 98,091       23        $131,594       41        $  604,338
  6         $ 98,255       24        $136,223       42        $  643,437
  7         $ 98,544       25        $141,281       43        $  685,056
  8         $ 98,958       26        $146,798       44        $  729,356
  9         $ 99,542       27        $152,808       45        $  776,517
  10        $100,302       28        $159,344       46        $  826,729
  11        $101,248       29        $166,447       47        $  880,195
  12        $102,389       30        $174,155       48        $  937,133
  13        $103,736       31        $322,120       49        $  997,777
  14        $105,299       32        $343,126       50        $1,062,374
  15        $107,092       33        $365,479       51        $1,131,191
  16        $109,128       34        $389,263       52        $1,204,515
  17        $111,422       35        $414,571       53        $1,282,651
  18        $113,990       36        $441,499       54        $1,365,927
                                                    55        $1,454,694

  Values do not include paid up insurance purchased by additional premiums.

DATE:    8/1/87        Signature of Applicant:  (Signed) John J. Doe
      ------------                             ----------------------
                                               ----------------------
                                               ----------------------


                                                     For Office Use Only

                                               Illustration No. 001
90-1 Supp. (0887)                              Und. Amt: $124,000
                                               Policy No.
                                                          -----------

                        IT IS RECOMMENDED THAT YOU ...

                        read your policy.

                        notify your Northwestern Mutual agent or the Company at 720 E. Wisconsin Avenue, Milwaukee, Wis. 53202, of an address change.

                        call your Northwestern Mutual agent for information -- particularly on a suggestion to terminate or exchange this policy for another policy or plan.


                        ELECTION OF TRUSTEES

                        The members of The Northwestern Mutual Life Insurance Company are its policyholders of insurance policies and deferred annuity contracts. The members exercise control through a Board of Trustees. Elections to the Board are held each year at the annual meeting of members. Members are entitled to vote in person or by proxy.




                        CORPORATE WHOLE LIFE POLICY II
                        WITH ADDITIONAL PROTECTION


                        ELIGIBLE FOR ANNUAL DIVIDENDS.

                        Basic Amount plus Additional Protection payable on death of Insured. Premiums payable for period shown on page 3.




                        NN.21






                        [NORTHWESTERN MUTUAL LIFE LOGO]

                                  AMENDMENT



THE EFFECTIVE DATE OF THIS AMENDMENT IS THE DATE OF ISSUE OF THE CORPORATE WHOLE LIFE POLICY II WITH ADDITIONAL PROTECTION TO WHICH THIS POLICY IS ATTACHED.

SECTION 2.2 TRANSFER OF OWNERSHIP; LIMITATION IS AMENDED TO READ AS FOLLOWS:

2.2  TRANSFER OF OWNERSHIP

  The Owner may transfer the ownership of this policy. Written proof of transfer satisfactory to the Company must be received at its Home Office. The transfer will then take effect as of the date that it was signed. The Company may require that the policy be sent to it for endorsement to show the transfer.


SECTION 4.3 ADDITIOINAL PREMIUMS IS AMENDED BY THE DELETION OF THE SUBSECTION ENTITLED "UNSCHEDULED ADDITIONAL PREMIUM OPTION."

SECTION 8.  CHANGE OF POLICY IS DELETED.








                                                     Secretary
                                            THE NORTHWESTERN MUTUAL LIFE
                                                 INSURANCE COMPANY




NN.221F.(0691)